Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Emmanuel T. Hernandez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cypress Semiconductor Corporation on Form 10-Q for the fiscal quarter ended June 29, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cypress Semiconductor Corporation.

                                   By:    /s/ Emmanuel T. Hernandez
                                          ----------------------------------
                                   Name:  Emmanuel T. Hernandez

                                   Title: Vice President, Finance and
                                          Administration and Chief Financial
                                          Officer

                                   Date:  August 11, 2003